UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              December 21, 2007
                Date of Report (Date of earliest event reported)

                               TelVue Corporation
              (Exact name of registrant as specified in its charter)

         Delaware                0-17170            51-0299879
    (State or other            (Commission        (I.R.S. Employer
     Jurisdiction of            File Number)       Identification No.)
     Incorporation)

                       16000 Horizon Way, Suite 500,
                       Mt. Laurel, New Jersey  08054
                 (Address of principal executive offices)

                                 856-273-8888
               (Registrant's telephone number, including area code)

                                    N/A
                      (Former name or former address,
                       if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange
	Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under
	the Exchange Act(17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under
	the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

	On December 21, 2007, TelVue Corporation (the "Company") entered into a Line of Credit Note (the "Note") with its majority stockholder, H.F. (Gerry) Lenfest. Under the terms of the Note, the Company may borrow, from time to time, up to the maximum principal amount of the Note, which is $2,300,000, for general working capital. The minimum advance under the Note is $100,000 and the interest rate of the Note is equal to the prime rate as stated in the Wall Street Journal from time to time plus one percent (1%). The Note contains customary events of default, including, among others, non-payment of principal and interest and in the event the Company is involved in certain insolvenecy proceedings. In the event of a default, all of the obligations of the Company under the Note may be declared immediately due and payable. The Note is unsecured and all borrowings plus interest are due six (6) years from the date of the first advance under the Note unless extended or renewed. A copy of the Note is attached to this report as Exhibit 10.1 and is incorporated by reference herein.


ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

	On December 21, 2007, the Company entered into a Line of Credit Note with its majority stockholder, H.F. (Gerry) Lenfest. This new line of credit is summarized under Item 1.01 of this report, which is incorporated by reference into this Item 2.03.

ITEM 9.01 EXHIBITS

EXHIBIT NO.                   DESCRIPTION

   10.1	        Line of Credit Note, dated December 21, 2007,
		Between H.F. (Gerry) Lenfest and TelVue Corporation.


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:	December 21, 2007            TelVue Corporation

                                   By:   /s/ Joseph Murphy
                                         -----------------
                                   Name:   Joseph Murphy
                                   Title:  President and
                                           Chief Executive Officer

                              EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION

   10.1	        Line of Credit Note, dated December 21, 2007,
		Between H.F. (Gerry) Lenfest and TelVue Corporation.


                           LINE OF CREDIT NOTE

$2,300,000						Mount Laurel, New Jersey
							December 21, 2007

		FOR VALUE RECEIVED, TelVue Corporation, a Delaware corporation (the "Maker"), intending to be legally bound hereby, promises to pay to the order of H.F. (Gerry) Lenfest, an individual ("Payee"), at such place as Payee may designate from time to time in writing, the principal sum of Two Million Three Hundred Thousand Dollars ($2,300,000), or as much thereof as may be advanced or readvanced from time to time, in lawful money of the United States, together with interest accruing on the outstanding principal balance under this Line of Credit Note
(the "Note") as provided below until repaid in full.

	1. Purpose of Note. This Note evidences, and is given in consideration of, a loan in the principal amount of up to Two Million Three Hundred Thousand Dollars ($2,300,000). This is a revolving credit facility and unless extended or renewed shall be payable in full on the Maturity Date (defined below).

	2. Advances. At any time or times prior to the Maturity Date, Maker may request, by written notice to Payee, advances hereunder (each, an "Advance") up to the maximum principal amount hereof, and Payee shall make such amounts available to Maker in immediately available funds no later than three (3) business days after the date of such request. The minimum Advance hereunder shall be One Hundred Thousand Dollars ($100,000). Within the foregoing limits and subject to this Agreement, the Maker may borrow Advances under this Section 2 subject to the limits in Section 3, repay or prepay Advances, and reborrow Advances at any time prior to the Maturity Date provided that no Event of Default (defined below) remains uncured.

	3. Terms of Advances. Maker and Payee agree that Maker may request up to Two Million Three Hundred Thousand Dollars ($2,300,000) for general working capital.

	4. Interest Rate. Interest shall accrue on the outstanding principal balance hereof, up to an including the maximum amount available under this Note, at an annual rate equal to the prime rate as stated in the Wall Street Journal from time to time (the "Prime Rate") plus one percent (1%). Each change in the interest rate shall be effective on the first day of the month immediately following the date on which the Wall Street Journal publishes a change in the Prime Rate. Notwithstanding anything to the contrary herein, the liability of Maker for payment of interest under this Note shall not exceed the maximum amount permitted by law, and if any payment by Maker includes interest in excess of such maximum amount, Payee shall apply such excess to the reduction of principal or, if none is due, such excess shall be refunded to Maker. Interest shall be computed on the basis of a 360-day year.

	5. Maturity Date. All outstanding principal and accrued interest hereunder shall be due and payable on the sixth (6th) anniversary of the date the first Advance is made hereunder.

	6. Prepayment. This Note may be prepaid, in whole or in part, at any time or times without premium or penalty. All amounts prepaid by Maker to Payee shall be available for readvancement.

	7. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

	Maker fails to make any payment of principal or interest when due under this Note;

	Maker (i) applies for or consents to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admits in writing its inability to pay debts as they mature, (iii) makes a general assignment for the benefit of creditors, (iv) is adjudicated bankrupt or insolvent, (v) files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (vi) takes any action for the purpose of effecting any of the foregoing;

	Any order, judgment or decree is entered by any court of competent jurisdiction (i) approving a petition seeking reorganization of Maker or all or a substantial part of the assets of Maker, or (ii) appointing a receiver, sequester, trustee or liquidator of Maker or any of its property, and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days or more.

	8. Remedies Upon Default. Upon the occurrence of any Event of Default (a) the entire unpaid principal balance hereunder plus all interest accrued thereon shall, at the option of Payee, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Maker.

	9. Remedies Cumulative. No right or remedy conferred upon or reserved to Payee under this Note, or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of Payee, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.

	10.  Miscellaneous.

	        a. Waivers, Amendments, etc. The provisions of this Note may from time to time be amended, modified or waived, only if such amendment, modification or waiver is in a writing signed by Maker and Payee. No failure or delay on the part of Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

	        b. Notices. All notices and other communications required or permitted to be given under or in connection with this Note shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), express courier service (signature required), or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be only upon receipt thereof):

                                     If to Payee:

                                     H.F. (Gerry) Lenfest
                                     5 Tower Bridge, Suite 460
                                     300 Barr Harbor Drive
                                     West Conshohocken, PA 19428
                                     Facsimile: 610-940-0602

                                     If to Maker:

                                     TelVue Corporation
                                     16000 Horizon Way, Suite 500
                                     Mt. Laurel, NJ 08054
                                     Attention:  President, CEO
                                     Facsimile:  856-866-7411


	           c. Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of such provision in any other jurisdiction.

	           d. Governing Law. This Note shall be governed by the internal laws of the State of New Jersey without giving effect to it principles of conflicts of law.

	           e. Successors and Assigns. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, administrators, successors and permitted assigns.

		IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first above written.

					       MAKER:
                                     TELVUE CORPORATION
                                     By:   /s/ Joseph Murphy
                                           -----------------
                                           Joseph Murphy,
                                           Chief Executive Officer

                                     PAYEE:
                                     /s/   H.F. (Gerry) Lenfest
                                           --------------------
                                           H.F.( Gerry) Lenfest